UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   April 21, 2026
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-07928

Delaware	94-1381833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510)724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIO.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of Bio-Rad Laboratories, Inc. (the “Company”), as further described in Item 5.07 below, the Company’s stockholders approved the Amended Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan (the “Plan”). The Plan was approved by the Board of Directors (“Board”) of the Company (subject to stockholder approval) to, among other changes, (i) increase the shares of common stock reserved for issuance under the Plan by 335,000 shares and (ii) extend the expiration date of the Plan by approximately two years to March 18, 2036. A description of the material terms of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 25, 2026. The description of the Plan contained herein is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 21, 2026. The matters voted upon at the meeting and the results of those votes are set forth below.

1. Each of the nominated directors was elected and received the affirmative vote of a majority of the votes cast in the respective class of Common Stock, as follows:
Class of Common Stock	Votes	Votes	Votes	Broker
to Elect	For	Against	Abstaining	Non-Votes

Melinda Litherland	Class A	17,316,523	2,297,029	28,202	1,351,946
Arnold A. Pinkston	Class A	17,423,468	2,192,574	25,712	1,351,946
Jeffrey L. Edwards	Class B	4,991,119	346	93	31,874
Gregory K. Hinckley	Class B	4,991,075	390	93	31,874
Allison Schwartz	Class B	4,991,152	313	93	31,874
Norman Schwartz	Class B	4,990,995	470	93	31,874

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 was ratified and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
7,037,199	38,994	46,609	-
3. The non-binding advisory vote to approve executive compensation was approved and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
6,682,605	268,173	4,956	167,069
4. The proposal to approve the Amended Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan was approved and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
6,847,541	105,243	2,949	167,069
5. The stockholder proposal regarding dual class capital structure was not approved since the proposal did not receive the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
1,469,297	5,459,554	6,903	187,048

ITEM 9.01    Financial Statements and Exhibits

Exhibit Number	Description
10.1	Amended Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	April 24, 2026	By:	/s/ Courtney C. Enloe
Courtney C. Enloe
Executive Vice President, General Counsel and Secretary